Company Presentation – March 2016

Safe Harbor 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Ashford Hospitality Trust Vision  Opportunistic platform focused on full-service hotels 3  Management team more highly-aligned with shareholders than our peers  Appropriate use of financial leverage  Best in class hotel managers  Superior long-term total shareholder return performance  Announced strategy refinements to improve shareholder value

Fourth Quarter 2015 Performance 4  RevPAR growth for all hotels was 6.8%  Adjusted EBITDA increased 31%  AFFO per share increased 53%  Hotel EBITDA margin increased 112 bps  Hotel EBITDA flow-through was 52%

Strategy to Improve Shareholder Value 5 Current Market Valuation Increase in transparency No more spin-offs Improve portfolio quality through sale of select- service assets Private Market Valuation Simplify strategy and structure Opportunistic stock buybacks

Best In Class Hotel Managers  89 properties managed by Remington representing 59% of portfolio hotel EBITDA  32 properties managed by Marriott representing 30% of portfolio hotel EBITDA  Remaining 11 properties managed by Hilton, Starwood, Hyatt, and Interstate  Best in class hotel property managers and asset managers that drive strong performance through ROI initiatives, revenue optimization, and cost cutting measures 6 Based on Hotel EBITDA as of December 31, 2015 for 132 owned hotels as of March 18, 2016

52% 58% 59% 43% 41% 42% 22% 53% 60% 59% 68% 70% 47% 57% -200% -175% -150% -125% -100% -75% -50% -25% 0% 25% 50% 75% 100% 2008 2009 2010 2011 2012 2013 2014 2015 Non-Remington Remington Remington Outperformance - Profitability  Remington has outperformed in EBITDA flow-through 7 out of the last 8 years 7 NOTE: Remington managed hotels owned by Ashford Trust and Ashford Prime as compared to Non-Remington managed hotels Hotel EBITDA Flow-Through  Superior management of downside risk and cash flow loss 300 -800 -808% 334%

Demonstrated Long-Term Track Record 8 (1) Since IPO on August 26, 2003 Peer average includes: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO Returns as of 3/18/16 Source: SNL Total Shareholder Return Long-term performance significantly outperforms peers (1) 88% -11% -28% 8% 452% 52% 40% 55% 26% 4% -21% 124% 38% 36% 144% 840% 123% 36% 36% 4% -30% -28% -100% 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% Inception 10-Yr 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr 3-Yr 2-Yr 1-Yr Peer Avg AHT

Asset Performance 9 Source: Company filings Q4 2015 RevPAR Growth 6.8% 5.5% 5.4% 4.7% 4.2% 4.1% 3.8% 3.6% 3.1% 2.5% -0.2% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% AHT INN FCH CLDT HT SHO CHSP HST DRH RLJ LHO

Highest Insider Ownership 10 Public Lodging REITs include: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford Trust includes direct & indirect interests & interests of related parties Insider Ownership 16.0%* 5.0% 4.0% 3.0% 3.0% 2.2% 2.0% 2.0% 2.0% 1.0% 1.0% 1.0% 0.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% AHT HT INN RLJ FCH Peer Avg CLDT CHSP HST PEB DRH SHO LHO Most highly aligned management team among our peers

11 Shareholder Alignment Peers Ashford Trust  Incentivized to grow  No sizeable share repurchases  Low insider ownership  Reluctance to monetize  Internal  Incentivized to outperform  Significant share repurchases  High insider ownership  Willingness to monetize  External or internal  History  Remington involvement

Attractive Dividend Yield 12 Source: Company filings. Dividend Yield (as of 3/18/16) Highest dividend yield in the industry 7.7% 6.7% 6.1% 6.0% 5.8% 5.7% 5.6% 5.1% 5.1% 4.9% 4.7% 4.4% 3.9% 3.7% 2.3% 1.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% AHT LHO APLE XHR RLJ CLDT CHSP HT DRH Peer Avg HST PEB INN AHP FCH SHO

High Quality, Geographically Diverse Portfolio


Embassy Suites Portland
Portland, OR
Le Meridien Minneapolis
Minneapolis, MN
Chicago Silversmith
Chicago, IL
Marriott Gateway
Arlington, VA
Westin Princeton
Princeton, NJ
Hilton Back Bay
Boston, MA
Marriott Fremont
Fremont, CA
The Churchill
Washington, D.C.
Marriott Beverly Hills
Beverly Hills, CA
Renaissance Nashville
Nashville, TN
W Atlanta Downtown
Atlanta, GA
Hilton Costa Mesa
Costa Mesa, CA
Hilton Santa Fe
Santa Fe, NM
Lakeway Resort & Spa
Austin, TX
Marriott Sugar Land
Sugar Land, TX
Le Pavillon Hotel
New Orleans, LA
Crowne Plaza Key West
Key West, FL
Ashford Trust Hotels

ASHFORD
HOSPITALITY TRUST

13

Portfolio Overview 14 Hotel EBITDA as of December 31, 2015 for 132 owned hotels as of March 18, 2016 Hotel EBITDA in thousands Hotel EBITDA by Brand Hotel EBITDA by Manager Hotel EBITDA by MSA Hotel EBITDA by Chainscale Top Ten Markets Marriott 50.4% Hilton 27.7% Hyatt 3.7% IHG 4.1% Starwood 7.8% InterContinental 0.5% Independent 5.9% Marriott 29.9% Hilton 5.3% Hyatt 3.0% Remington 59.0% Starwood 2.3% Interstate 0.4% Top 25 71.0% Top 50 20.3% Other 8.7% Upscale 34.6% Upper-Upscale 52.5% Luxury 4.4% Upper-Midscale 4.5% Independent 3.9% TTM Hotel % of EBITDA Total Washington DC Area $46,954 9.8% San Fran/Oakland, CA $32,058 6.7% NY/NJ Metro Area $31,618 6.6% Atlanta, GA $30,816 6.4% Los Angeles Metro Area $30,299 6.3% DFW, X $26,047 5.4% Boston, MA $25,449 5.3% Nashville, TN $20,764 4.3% Orlando, FL $20,354 4.3% MN/St. Paul Area $15,868 3.3% Total Portfolio $478,728 100.0%

Investment Strategy 15  Full-service hotels  Upper-upscale hotels  Focus on all markets  Appropriate use of leverage  Focus on franchised properties where we can add significant value Investment Strategy Competitive Advantage  Increased deal flow  Less competition  Improves selectivity  More value-add opportunities  Core competency of Remington  Debt markets expertise  Extensive relationships with brokers, lenders, institutions, and brands  Portfolio opportunities given diverse asset locations and quality

Case Study – Conversion to Remington Managed 16 Implemented Strategies:  Increased club room premium pricing from $30 to $45  Increased corporate group room nights to 25% mid-week to ensure sell-outs and push rate  Improved pattern management and business mix to increase higher rated retail contribution  Moved to premium pricing, allowing restriction of premium rooms and preferred business management  Aggressively priced preferred rooms rates 25%-30% YOY Marriott Fremont – Fremont, CA *$ in Thousands  Announced forward cap rate and EBITDA multiple of 8.1% and 10.0x, respectively  Actual cap rate and EBITDA multiple of 10.9% and 7.9x, respectively  Current cap rate and EBITDA multiple of 13% and 6.7x, respectively TTM Pre-Takeover TTM Post-Takeover Increase (%, BPs) Total Revenue* $19,140 $22,153 15.7% RevPAR $107.1 $130.5 21.8% GOP margin 27.0% 38.1% +1,116 EBITDA margin 20.9% 30.0% +916 Marriott Fremont

Case Study – Marriott Beverly Hills Conversion 17

18 Case Study – Marriott Beverly Hills Conversion (cont.)  Prior to the conversion, the hotel had a TTM Net Operating Income of $6.3mm  Trust invested $21mm, net of key money from Marriott*  Ashford expects Net Operating Income to increase by approximately $2.5mm following conversion and stabilization  Capping incremental Net Operating Income at an assumed 6.5% cap rate and deducting the CapEx investment equates to an estimated: $17mm+ in value creation * Not all of this capital was incremental. Hotel was in need of a renovation. “Refresh” capital requirements per Crowne standards were estimated to be $8mm.

19 Case Study – Marriott Beverly Hills Conversion (cont.) Lobby Bar Restaurant Front Desk Lobby

20 Case Study – Marriott Beverly Hills Conversion (cont.) Guestroom Boardroom Guestroom Club Lounge

Opportunity – W Atlanta Downtown 21  Acquired in July 2015  237 keys, 9,000 sq. ft. of meeting space  Located in the heart of Downtown Atlanta  Close proximity to the downtown and midtown demand generators: Centennial Olympic Park, the Atlanta Aquarium, and Georgia Dome  Potential to reconcept or lease underutilized food and beverage outlets  Aggressively market the 3,500 sq. ft. LED billboard facing southbound I-85/I-75 traffic  Renegotiate valet parking agreement  Potential impact to EBITDA of approximately +$950,000  Expected forward 12-month leveraged cash flow yield of 12.0% W Atlanta – Atlanta, GA W Atlanta – Atlanta, GA Hotel Overview: Opportunities:

Opportunity – Le Pavillon 22 Le Pavillon – New Orleans, LA Le Pavillon – New Orleans, LA  Acquired in June 2015  226 keys, 11,235 sq. ft. of meeting space  Located in the heart of New Orleans  Surrounded by corporate, group, and leisure demand generators  Close proximity to The Mercedes-Benz Superdome, the Ernest N. Morial Convention Center, and the French Quarter Hotel Overview:  Top-line revenue growth upside of approximately $4mm post renovation  Improve operating results with Remington takeover  Renegotiating parking agreement or managing in-house could improve parking income  Sell underutilized adjacent apartment buildings  Expected forward 12-month leveraged cash flow yield of 15%  Potentially pursue soft branding Opportunities:

Capital Structure and Net Working Capital  Appropriate use of leverage to more cost effectively invest in the hotel cycle  Current net working capital of approximately $3.20 per share  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Maintain excess cash balance to capitalize on opportunities  Hedge unfavorable economic shocks  Dry powder to execute opportunistic acquisitions 23 As of December 31, 2015 (1) At market value as of March 18, 2016 Enterprise Value Net Working Capital Figures in millions except per share values Stock Price (As of March 18, 2016) $6.23 Fully Diluted Shares Outstanding 114.8 Equity Value $715.1 Plus: Preferred Equity 393.9 Plus: Debt 3,866.9 Total Market Capitalization $4,975.8 Less: Net Working Capital (367.5) Total Enterprise Value $4,608.4 Cash & Cash Equivalents $215.0 Restricted Cash 153.5 Investme t in AIM REHE, LP 56.0 Accounts Receivable, net 40.4 Prepaid Expenses 12.5 Due From Affiliates, net (10.5) Due from Third Party Hotel Managers 20.4 Market Value of Ashford, Inc. Investment(1) 25.4 To l Current Assets $512.7 Accounts Payable, net & Accrued Expenses $123.4 Dividends Payable 22.7 Total Current Liabilities $146.1 Net Working Capital $366.6

$497.0 $205.1 $98.4 $284.2 $606.9 $731.9 $1,445.6 $189.5 $202.6 $116.7 $130.6 $254.5 $0.0 $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 2016 2017 2018 2019 2020 Thereafter Fixed-Rate Floating-Rate Hypothetical Excess Proceeds Debt Maturities and Leverage  Target Net Debt/Gross Assets of 50-60%  Maintain mix of fixed and floating rate debt (Currently 72% floating & 28% fixed)  Ladder maturities  Exclusive use of property-level, non-recourse debt 24 As of December 31, 2015 (1) Assumes extension options are exercised (2) Hypothetical excess proceeds at 10% debt yield if refinanced today Note: All debt yield statistics are based on EBITDA to principal. Debt Maturity Schedule (mm)(1) Debt Yield: 11.9% Debt Yield: 19.9% Debt Yield: 13.8% (2) Debt Yield: 11.6% Debt Yield: 11.5%

PKF RevPAR Growth Forecasts 25 PKF RevPAR Growth* *Source: PKF COMPOUNDED 2-YEAR REVPAR GROWTH RATE COMPOUNDED 2-YEAR REVPAR GROWTH RATE 24.5% 5.0% 5.5% 6.0% 6.5% 7.0% 20.0% 8.2% 9.0% 9.9% 10.7% 11.6% 25.0% 10.3% 11.3% 12.4% 13.4% 14.5% 30.0% 12.3% 13.6% 14.8% 16.1% 17.4% 35.0% 14.4% 15.8% 17.3% 18.8% 20.3% 40.0% 16.4% 18.1% 19.8% 21.5% 23.2% 45.0% 18.5% 20.3% 22.2% 24.2% 26.1% 50.0% 20.5% 22.6% 24.7% 26.8% 29.0% 55.0% 22.6% 24.9% 27.2% 29.5% 31.9% 60.0% 24.6% 27.1% 29.7% 32.2% 34.8% 65.0% 26.7% 29.4% 32.1% 34.9% 37.7% 70.0% 28.7% 31.6% 34.6% 37.6% 40.6% 2- YE AR EB ITD A FL O W % CUMULATIVE 2-YEAR EBITDA GROWTH 5.4% 8.2% 6.8% 5.4% 8.3% 6.3% 6.1% 5.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2010 2011 2012 2013 2014 2015 2016F 2017F Historical RevPAR Growth Forecased RevPAR Growth

Key Takeaways 26  Focused on increasing shareholder value through simplifying strategy and improving portfolio quality  Attractive industry fundamentals  Strong management team with a long track record of creating shareholder value  Highest dividend yield in the industry  Highly-aligned platform through management structure and high insider ownership

Company Presentation – March 2016